Exhibit 99.2

Quarterly Investor Supplement

June 30, 2023

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Six Months Ended June 30, 2023. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Voya Financial	Page 3 of 45
Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes is a meaningful measure used by management to evaluate our business and segment performance. This measure enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying core business segments by excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both measures when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:
▪Net investment gains (losses), which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business, amortization of intangible assets and residual run-off activity. Excluding this activity better reveals trends in our core business and more closely aligns Adjusted operating earnings before income taxes with how we manage our segments;
•Income (loss) attributable to noncontrolling interests to which we are not economically entitled, such as Allianz SE's ("Allianz") stake in the results of VIM Holdings LLC (referred to as redeemable noncontrolling interest and Allianz noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
•Other adjustments may include the following items:
•Income (loss) related to early extinguishment of debt since the outcome of decisions to restructure debt are not indicative of normal operations;
•Impairment of goodwill and intangible assets as these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions which are not indicative of current Operating expense fundamentals;
•Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments. These amounts do not reflect cash-settled expenses, and are not indicative of current Operating expense fundamentals; and
•Other items not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses);
•Revenues related to businesses exited or to be exited through reinsurance or divestment;
•Revenues attributable to noncontrolling interests, which represent the attribution of results from consolidated VIEs or VOEs; and
•Other adjustments primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.

Voya Financial	Page 4 of 45

Explanatory Note on Non-GAAP Financial Information
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), transaction based recordkeeping fees, and fees for subscriptions and services associated with cloud-based benefits software.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•DAC/VOBA and other intangibles amortization.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•    We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
•    We also report net revenue and adjusted operating margin excluding notable items, such as alternative investment income above or below our long-term expectations. Please see the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.
•    We report net revenue and adjusted operating margin excluding notable items since it provides the main drivers for adjusted operating earnings before income taxes excluding the effects of items that are not expected to recur at the same level.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 5 of 45

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022
Net income (loss) available to Voya Financial, Inc.'s common shareholders	154	69	190	166	64	223	118
Per common share (basic)	1.50	0.70	1.95	1.70	0.62	2.22	1.13
Per common share (diluted)	1.41	0.63	1.78	1.57	0.57	2.03	1.03
Adjusted operating earnings: (1)
Before income taxes	294	192	206	254	228	486	448
After income taxes	243	158	227	210	188	400	370
Effective tax rate	17.5%	17.9%	-10.2%	17.5%	17.2%	17.7%	17.4%
Per common share (Adjusted diluted)	2.21	1.44	2.13	1.97	1.70	3.65	3.25
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	3,085	3,342	2,737	2,304	2,988	3,085	2,988
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (1)	5,876	5,887	5,792	5,607	5,033	5,876	5,033
Book value per common share (including AOCI)	29.19	34.03	28.16	23.70	30.52	29.19	30.52
Book value per common share (excluding AOCI) (1)	55.59	59.95	59.59	57.69	51.41	55.59	51.41
Leverage Ratios:
Debt-to-Capital	37.7%	36.1%	40.0%	43.4%	39.9%	37.7%	39.9%
Financial Leverage - excluding AOCI (1)	29.2%	29.5%	29.5%	29.8%	32.8%	29.2%	32.8%
Shares:
Weighted-average common shares outstanding
Basic (2)	103	98	97	98	102	100	104
Dilutive effect of warrants (2)	4	9	7	6	7	7	8
Other dilutive effects (3)	3	3	2	2	2	3	2
Diluted	110	110	107	106	111	110	114
Adjusted Diluted (1)	110	110	107	106	111	110	114
Ending shares outstanding	106	98	97	97	98	106	98
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	162	—	—	50	255	162	700
Dividends to common shareholders	21	20	19	20	20	41	41
Total cash returned to common shareholders	183	20	19	70	275	203	741

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) On May 10th, 2023, we issued 9.6 million shares to settle the outstanding warrants issued in connection with our IPO. For the second quarter of 2023, the impact of these issued shares on Diluted shares outstanding is split between Basic and Dilutive effect of warrants due to the mid-quarter issuance. Beginning in the third quarter of 2023, the shares will be included in Basic shares outstanding.

(3) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

Voya Financial	Page 6 of 45

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022

Revenues
Net investment income	545	545	548	522	581	1,090	1,211
Fee income	474	464	451	445	413	938	846
Premiums	677	685	612	606	597	1,362	1,205
Net gains (losses)	(56)	(16)	(47)	(125)	(226)	(72)	(514)
Other revenues	86	78	31	33	44	164	84
Income (loss) related to consolidated investment entities	145	79	(40)	(136)	115	224	198
Total revenues	1,871	1,835	1,555	1,345	1,524	3,706	3,030
Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(682)	(751)	(693)	(537)	(654)	(1,433)	(1,298)
Operating expenses	(770)	(836)	(673)	(632)	(605)	(1,606)	(1,237)
Net amortization of DAC/VOBA	(57)	(59)	(56)	(60)	(62)	(116)	(124)
Interest expense	(39)	(32)	(30)	(31)	(33)	(71)	(73)
Operating expenses related to consolidated investment entities	(60)	(16)	(20)	(14)	(18)	(76)	(24)
Total benefits and expenses	(1,608)	(1,694)	(1,472)	(1,274)	(1,372)	(3,302)	(2,756)
Income (loss) before income taxes	263	141	83	71	152	404	274
Income tax expense (benefit)	28	12	(54)	29	9	40	20
Net income (loss)	235	129	137	42	143	364	254
Less: Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	77	46	(57)	(138)	75	123	118
Net income (loss) available to Voya Financial, Inc.	158	83	194	180	68	241	136
Less: Preferred stock dividends	4	14	4	14	4	18	18
Net income (loss) available to Voya Financial, Inc.'s common shareholders	154	69	190	166	64	223	118

Voya Financial	Page 7 of 45

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	498	482	460	415	488	980	1,025
Fee income	478	468	455	451	418	945	858
Premiums	669	675	601	598	588	1,344	1,179
Other revenue	76	73	31	30	43	149	78
Adjusted operating revenues (1)	1,721	1,697	1,547	1,495	1,537	3,419	3,140

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(656)	(689)	(648)	(557)	(665)	(1,346)	(1,361)
Operating expenses	(691)	(731)	(614)	(590)	(574)	(1,422)	(1,179)
Net amortization of DAC/VOBA	(30)	(31)	(30)	(32)	(30)	(61)	(60)
Interest expense (2)	(37)	(47)	(37)	(49)	(40)	(84)	(92)
Adjusted operating benefits and expenses	(1,414)	(1,498)	(1,328)	(1,228)	(1,309)	(2,912)	(2,692)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	307	200	219	267	228	507	448
Less: Earnings (loss) attributable to Allianz noncontrolling interest	13	8	13	13	—	21	—
Adjusted operating earnings before income taxes (1)	294	192	206	254	228	486	448

Adjusted Operating Revenues and Adjusted Operating Earnings Before Income Taxes by Segment
Adjusted operating revenues
Wealth Solutions	705	684	669	645	709	1,389	1,465
Health Solutions	775	774	649	645	641	1,549	1,288
Investment Management	226	229	215	192	171	455	349
Corporate	15	11	15	13	17	26	39
Adjusted operating revenues (1)	1,721	1,697	1,547	1,495	1,537	3,419	3,140

Adjusted operating earnings before income taxes
Wealth Solutions	174	132	145	128	197	306	425
Health Solutions	124	94	78	154	50	218	72
Investment Management	50	33	42	38	40	83	79
Corporate	(53)	(68)	(59)	(65)	(60)	(121)	(128)
Adjusted operating earnings before income taxes (1)	294	192	206	254	228	486	448

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 8 of 45

Adjusted Operating Earnings Before Income Taxes by Segment

	Three Months Ended June 30, 2023
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	446	35	9	8	498
Fee income	240	19	218	—	478
Premiums	—	669	—	—	669
Other revenue	18	52	(1)	7	76
Adjusted operating revenues (1)	705	775	226	15	1,721

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(224)	(433)	—	—	(656)
Operating expenses	(285)	(211)	(163)	(32)	(691)
Net amortization of DAC/VOBA	(22)	(8)	—	—	(30)
Interest expense (2)	—	—	—	(37)	(37)
Adjusted operating benefits and expenses	(531)	(651)	(163)	(69)	(1,414)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	174	124	63	(54)	307
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	14	—	13
Adjusted operating earnings before income taxes (1)	174	124	50	(53)	294

	Three Months Ended June 30, 2022
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	448	35	5	—	488
Fee income	239	19	160	—	418
Premiums	—	588	—	—	588
Other revenue	21	(2)	6	17	43
Adjusted operating revenues (1)	709	641	171	17	1,537

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(222)	(443)	—	—	(665)
Operating expenses	(265)	(141)	(131)	(37)	(574)
Net amortization of DAC/VOBA	(24)	(7)	—	—	(30)
Interest expense (2)	—	—	—	(40)	(40)
Adjusted operating benefits and expenses	(512)	(590)	(131)	(76)	(1,309)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	197	50	40	(60)	228
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	—	—	—
Adjusted operating earnings before income taxes (1)	197	50	40	(60)	228

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 9 of 45

Adjusted Operating Earnings Before Income Taxes by Segment

	Six Months Ended June 30, 2023
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	880	68	20	12	980
Fee income	471	40	435	—	945
Premiums	—	1,344	—	—	1,344
Other revenue	38	97	1	14	149
Adjusted operating revenues (1)	1,389	1,549	455	26	3,419

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(445)	(900)	—	—	(1,346)
Operating expenses	(593)	(415)	(350)	(65)	(1,422)
Net amortization of DAC/VOBA	(45)	(16)	—	—	(61)
Interest expense (2)	—	—	—	(84)	(84)
Adjusted operating benefits and expenses	(1,083)	(1,331)	(350)	(149)	(2,912)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	306	218	105	(123)	507
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	22	(1)	21
Adjusted operating earnings before income taxes (1)	306	218	83	(121)	486

	Six Months Ended June 30, 2022
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	935	74	16	1	1,025
Fee income	495	38	325	—	858
Premiums	—	1,179	—	—	1,179
Other revenue	35	(4)	8	38	78
Adjusted operating revenues (1)	1,465	1,288	349	39	3,140

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(440)	(921)	—	—	(1,361)
Operating expenses	(552)	(282)	(271)	(75)	(1,179)
Net amortization of DAC/VOBA	(47)	(13)	—	—	(60)
Interest expense (2)	—	—	—	(92)	(92)
Adjusted operating benefits and expenses	(1,039)	(1,216)	(271)	(166)	(2,692)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	425	72	79	(128)	448
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	—	—	—
Adjusted operating earnings before income taxes (1)	425	72	79	(128)	448

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 10 of 45

Consolidated Balance Sheets

	Balances as of
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Assets
Total investments	37,561	38,703	39,110	39,519	40,913
Cash and cash equivalents	1,195	724	919	840	954
Assets held in separate accounts	88,851	84,569	80,174	75,980	80,017
Premium receivable and reinsurance recoverable, net	12,131	12,438	12,426	12,559	12,441
Short term investments under securities loan agreement and accrued investment income	1,506	1,691	1,604	1,623	1,536
Deferred policy acquisition costs, Value of business acquired	2,304	2,333	2,363	2,389	2,422
Current and deferred income taxes	2,171	2,126	2,228	2,245	2,040
Other assets (1)	4,170	4,191	3,578	3,532	2,608
Assets related to consolidated investment entities	4,727	4,433	4,204	4,195	4,165
Total Assets	154,616	151,208	146,606	142,882	147,096
Liabilities
Future policy benefits and contract owner account balances	50,583	51,493	52,174	53,039	53,168
Liabilities related to separate accounts	88,851	84,569	80,174	75,980	80,017
Payables under securities loan agreements, including collateral held	1,301	1,328	1,302	1,378	1,220
Short-term debt	143	143	141	141	1
Long-term debt	2,095	2,094	2,094	2,094	2,385
Other liabilities (2)	3,394	3,350	3,290	3,270	2,854
Liabilities related to consolidated investment entities	2,721	2,544	2,434	2,319	2,154
Total Liabilities	149,088	145,521	141,609	138,221	141,799
Mezzanine Equity
Allianz noncontrolling interest	171	166	166	155	—
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	1
Treasury stock	(248)	(77)	(39)	(873)	(821)
Additional paid-in capital	6,695	6,693	6,643	7,945	7,500
Retained earnings (deficit)	40	(118)	(201)	(854)	(1,035)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,488	6,499	6,404	6,219	5,645
Accumulated other comprehensive income	(2,791)	(2,545)	(3,055)	(3,303)	(2,045)
Total Voya Financial, Inc. Shareholders' Equity	3,697	3,954	3,349	2,916	3,600
Noncontrolling interest	1,660	1,567	1,482	1,590	1,697
Total Shareholders' Equity	5,357	5,521	4,831	4,506	5,297
Total Liabilities, Mezzanine Equity and Shareholders' Equity	154,616	151,208	146,606	142,882	147,096

(1) Includes Other assets, Goodwill, and Other intangibles, net.
(2) Includes Other liabilities and Derivatives.

Voya Financial	Page 11 of 45

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022
Wealth Solutions
Balance as of Beginning-of-Period	1,082	1,088	1,095	1,103	1,111	1,088	1,118
Deferrals of commissions and expenses	15	16	16	15	16	31	33
Amortization	(22)	(22)	(23)	(23)	(24)	(45)	(47)
Balance as of End-of-Period	1,075	1,082	1,088	1,095	1,103	1,075	1,103
Deferred Sales Inducements as of End-of-Period	22	22	24	23	23	22	23

Health Solutions
Balance as of Beginning-of-Period	194	190	182	178	168	190	164
Deferrals of commissions and expenses	14	13	15	14	17	27	27
Amortization	(8)	(8)	(7)	(9)	(7)	(16)	(13)
Balance as of End-of-Period	201	194	190	182	178	201	178

Total
Balance as of Beginning-of-Period	1,276	1,279	1,278	1,281	1,279	1,279	1,282
Deferrals of commissions and expenses	29	29	31	29	33	58	60
Amortization	(30)	(31)	(30)	(32)	(30)	(61)	(60)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,275	1,276	1,279	1,278	1,281	1,275	1,281
Balance as of End-of-Period, businesses exited through reinsurance or divestment (1)	1,029	1,057	1,084	1,111	1,141	1,029	1,141
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,304	2,333	2,363	2,389	2,422	2,304	2,422

(1) Includes DAC and VOBA related to businesses ceded through reinsurance, and an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses.

Voya Financial	Page 12 of 45

Consolidated Capital Structure

	Balances as of
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022

Financial Debt
Senior bonds	1,887	1,498	1,496	1,495	1,495
Subordinated bonds	349	737	737	737	888
Other debt	2	2	2	3	3
Total Financial Debt	2,238	2,237	2,235	2,235	2,386
Other financial obligations (1)	326	335	265	269	282
Total Financial Obligations	2,564	2,572	2,500	2,504	2,668

Mezzanine Equity
Allianz noncontrolling interest	171	166	166	155	—
Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	5,876	5,887	5,792	5,607	5,033
Total Equity (Excluding AOCI)	6,488	6,499	6,404	6,219	5,645
Accumulated other comprehensive income (AOCI)	(2,791)	(2,545)	(3,055)	(3,303)	(2,045)
Total Voya Financial, Inc. Shareholders' Equity	3,697	3,954	3,349	2,916	3,600
Noncontrolling interest	1,660	1,567	1,482	1,590	1,697
Total Shareholders' Equity	5,357	5,521	4,831	4,506	5,297

Capital
Capitalization (3)	5,935	6,191	5,584	5,151	5,986
Adjusted Capitalization excluding AOCI (4)	10,883	10,804	10,552	10,468	10,010

Leverage Ratios
Debt-to-Capital (5)	37.7%	36.1%	40.0%	43.4%	39.9%
Financial Leverage excluding AOCI (6)	29.2%	29.5%	29.5%	29.8%	32.8%

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) Includes Total Financial, Debt and Total Voya Financial Inc. Shareholders' Equity.
(4) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI.
(5) Total Financial Debt divided by Capitalization.
(6) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization excluding AOCI. This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

Voya Financial	Page 13 of 45

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of June 30, 2023
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (2)	Total AUM and AUA

Wealth Solutions (1)	32,699	84,792	82,664	200,155	318,786	518,941
Health Solutions	1,870	15	—	1,886	—	1,886
Investment Management	36,154	26,074	261,752	323,980	57,326	381,306
Eliminations/Other (3)	(34,569)	(22,030)	(11,807)	(68,406)	(44,699)	(113,105)
Total AUM and AUA	36,154	88,851	332,609	457,615	331,413	789,028

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Wealth Solutions Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative, distribution coverage, relationship management and client servicing, or ancillary services are performed.

(3) Includes eliminations for AUM and AUA in our Wealth and Health segments that are managed by our Investment Management Segment and also reported in their AUM and AUA.

Wealth Solutions

Voya Financial	Page 15 of 45
Wealth Solutions Sources of Adjusted Operating Earnings Before Income Taxes and Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022
Sources of operating earnings before income taxes:
Gross investment income (1)	427	430	432	427	411	1,716	1,585
Investment expenses	(19)	(19)	(20)	(20)	(20)	(78)	(79)
Credited interest	(221)	(218)	(220)	(218)	(219)	(877)	(878)
Net margin	187	192	192	189	172	760	628
Other investment income (1)(2)	48	53	57	57	61	215	225
Investment spread and other investment income, excluding alts/prepays above/below expectations	235	245	249	246	233	975	852
Alternative investment income and prepayment fees above (below) long-term expectations	(14)	(33)	(50)	(70)	(7)	(167)	274
Investment spread and other investment income	221	212	199	176	226	808	1,127
Full service fee based revenue	143	136	134	137	145	550	644
Recordkeeping and other fee based revenue	113	111	108	107	112	439	450
Total fee based margin	256	247	241	244	257	988	1,094
Net underwriting gain (loss) and other revenue	4	4	5	3	4	16	5
Net revenue (3)	481	463	445	423	486	1,812	2,225
Administrative expenses	(228)	(251)	(223)	(214)	(207)	(916)	(884)
Net commissions	(57)	(56)	(55)	(57)	(58)	(225)	(253)
DAC/VOBA and other intangibles amortization	(23)	(23)	(23)	(24)	(24)	(93)	(96)
Adjusted operating earnings before income taxes	174	132	145	128	197	579	990
Adjusted Operating Margin TTM	31.9%	33.1%	36.9%	39.6%	44.5%
Adjusted Operating Margin Excluding Notables TTM	37.7%	38.6%	39.3%	37.9%	37.7%
Full Service Revenue (4)
Full Service Investment Spread and other investment income	214	206	194	170	218	784	1,080
Full Service Fee Based Revenue	143	136	134	137	145	550	644
Total Full Service Revenue	357	343	327	307	363	1,334	1,724
Client Assets
Fee Based (5)	429,958	408,688	387,961	364,099	377,667	429,958	377,667
Spread Based	32,699	33,242	33,881	34,358	34,220	32,699	34,220
Investment-only Stable Value	37,354	37,781	38,148	38,944	39,622	37,354	39,622
Retail Client Assets (6)	26,570	25,757	24,908	23,547	24,892	26,570	24,892
Eliminations (6)	(7,639)	(7,574)	(7,511)	(7,355)	(7,381)	(7,639)	(7,381)
Total Client Assets (5)	518,941	497,895	477,386	453,594	469,019	518,941	469,019

(1) 3/31/23 Gross investment Income was increased by $2.5M and 3/31/23 Other investment income was decreased by $2.5M compared to the amounts reported in our March 31st, 2023 investor supplement. The recast of prior period results was done to align the allocation of investment income between reserves and surplus, within the Wealth segment, in order to improve comparability between quarters.

(2) Includes investment income on assets backing surplus and income from policy loans.
(3) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Excludes Net underwriting gain (loss) and other revenue.
(5) Effective first quarter of 2023, includes asset balances associated with non-qualified retirement plans for clients using only our non-qualified solutions. Historical periods presented have been recast to conform with this change.

(6) Includes asset eliminations previously reported in Recordkeeping and Retail Client Assets. This change has no impact on fee revenue, as fees are calculated using respective asset bases. Historical periods presented have been recast to conform with this change.

Voya Financial	Page 16 of 45
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022
Full service - Corporate markets
Client Assets, beginning of period	91,615	85,965	80,126	83,320	94,424	83,320	95,327
Transfers / Single deposits	1,343	1,770	1,603	1,074	1,176	5,790	6,352
Recurring deposits	2,587	2,850	2,108	2,231	2,297	9,776	8,796
Total Deposits	3,930	4,621	3,710	3,305	3,473	15,566	15,150
Surrenders, benefits, and product charges	(3,244)	(3,477)	(2,900)	(2,589)	(2,798)	(12,210)	(13,702)
Net Flows	686	1,144	811	716	674	3,357	1,446
Interest credited and investment performance	4,191	4,506	5,028	(3,909)	(11,778)	9,816	(13,453)
Client Assets, end of period - Corporate markets	96,492	91,615	85,965	80,126	83,320	96,492	83,320

Full service - Tax-exempt markets
Client Assets, beginning of period (1)	79,022	76,672	73,102	75,608	83,703	75,608	85,163
Transfers / Single deposits	271	323	887	248	534	1,729	1,722
Recurring deposits	1,079	1,100	1,061	986	1,006	4,226	3,987
Total Deposits	1,350	1,424	1,948	1,235	1,540	5,957	5,710
Surrenders, benefits, and product charges	(1,633)	(2,586)	(1,807)	(1,395)	(1,215)	(7,421)	(6,240)
Net Flows	(283)	(1,162)	141	(161)	326	(1,465)	(528)
Interest credited and investment performance	3,167	3,513	3,428	(2,346)	(8,420)	7,762	(9,026)
Client Assets, end of period - Tax-exempt markets (1)	81,906	79,022	76,672	73,102	75,608	81,906	75,608

Full Service - Total
Client Assets, beginning of period (1)	170,637	162,636	153,228	158,928	178,126	158,928	180,490
Transfers / Single deposits	1,615	2,094	2,489	1,322	1,710	7,520	8,074
Recurring deposits	3,666	3,951	3,169	3,217	3,303	14,003	12,783
Total Deposits	5,281	6,044	5,658	4,539	5,013	21,522	20,860
Surrenders, benefits, and product charges	(4,877)	(6,062)	(4,706)	(3,984)	(4,013)	(19,629)	(19,941)
Net Flows	403	(18)	952	555	1,000	1,892	917
Interest credited and investment performance	7,358	8,019	8,456	(6,255)	(20,198)	17,578	(22,478)
Client Assets, end of period - Full Service Total (1)	178,398	170,637	162,636	153,228	158,928	178,398	158,928

Full Service - Client Assets
Fee-based (1)	146,077	137,792	129,171	119,299	125,179	146,077	125,179
Spread-based	32,321	32,845	33,466	33,929	33,749	32,321	33,749
Client Assets, end of period - Full Service Total (1)	178,398	170,637	162,636	153,228	158,928	178,398	158,928
(1) Effective first quarter of 2023, includes asset balances associated with non-qualified retirement plans for clients using only our non-qualified solutions. Historical periods presented have been recast to conform with this change.

Voya Financial	Page 17 of 45
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022
Recordkeeping (1)
Client Assets, beginning of period	267,038	254,957	241,241	248,931	274,065	248,931	281,136
Transfers / Single deposits	4,590	2,332	979	3,573	1,595	11,474	5,000
Recurring deposits	4,857	5,504	3,778	4,278	4,359	18,417	17,333
Total Deposits	9,447	7,836	4,758	7,851	5,954	29,892	22,333
Surrenders, benefits, and product charges	(5,847)	(7,747)	(5,327)	(5,846)	(5,730)	(24,767)	(32,502)
Net Flows	3,600	89	(569)	2,004	224	5,124	(10,169)
Interest credited and investment performance	9,030	11,993	14,285	(9,694)	(25,358)	25,614	(22,036)
Client Assets, end of period - Recordkeeping	279,669	267,038	254,957	241,241	248,931	279,669	248,931

Total Defined Contribution (2)
Client Assets, beginning of period	437,675	417,593	394,469	407,859	452,191	407,859	461,626
Transfers / Single deposits	6,205	4,425	3,469	4,895	3,304	18,994	13,073
Recurring deposits	8,523	9,455	6,947	7,495	7,663	32,420	30,119
Total Deposits	14,728	13,880	10,416	12,390	10,967	51,414	43,191
Surrenders, benefits, and product charges	(10,724)	(13,810)	(10,033)	(9,831)	(9,743)	(44,398)	(52,444)
Net Flows	4,004	70	383	2,559	1,224	7,016	(9,253)
Interest credited and investment performance	16,389	20,012	22,741	(15,949)	(45,556)	43,193	(44,514)
Client Assets, end of period - Total Defined Contribution	458,068	437,675	417,593	394,469	407,859	458,068	407,859

Defined Contribution Investment-only Stable Value (SV) (3)
Assets, beginning of period	37,781	38,148	38,944	39,622	40,391	39,622	41,902
Transfers / Single deposits	345	323	435	177	630	1,280	2,537
Recurring deposits	70	112	440	169	203	791	632
Total Deposits	416	435	875	346	833	2,072	3,167
Surrenders, benefits, and product charges	(1,338)	(1,146)	(1,269)	(431)	(284)	(4,184)	(2,923)
Net Flows	(923)	(710)	(394)	(84)	549	(2,111)	244
Interest credited and investment performance	496	344	(402)	(593)	(1,319)	(155)	(2,524)
Assets, end of period - Defined Contribution Investment-only SV	37,354	37,781	38,148	38,944	39,622	37,354	39,622

Retail Client Assets (1)(4)	26,575	25,762	24,913	23,553	24,897	26,575	24,897

Other Assets (5)	4,584	4,250	4,243	3,983	4,022	4,584	4,022
Eliminations (1)	(7,639)	(7,574)	(7,511)	(7,355)	(7,381)	(7,639)	(7,381)
Total Client Assets (6)	518,941	497,895	477,386	453,594	469,019	518,941	469,019

(1) Includes asset eliminations previously reported in Recordkeeping and Retail Client Assets. This change has no impact on fee revenue, as fees are calculated using respective asset bases. Historical periods presented have been recast to conform with this change.

(2) Total of Full Service and Recordkeeping.
(3) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(4) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(5) Includes other guaranteed payout products and Non-qualified Retirement Plans.
(6) Effective first quarter of 2023, includes asset balances associated with non-qualified retirement plans for clients using only our non-qualified solutions. Historical periods presented have been recast to conform with this change.

Health Solutions

Voya Financial	Page 19 of 45
Health Solutions Sources of Adjusted Operating Earnings before income taxes

	Three Months Ended					Twelve Months Ended or As of
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022
Sources of operating earnings before income taxes:
Gross investment income	25	24	24	24	25	97	95
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(12)	(12)	(12)	(13)	(13)	(49)	(53)
Net margin	12	11	11	11	10	45	37
Other investment income	12	12	14	13	12	51	43
Investment spread and other investment income, excluding alts/prepays above/below expectations	24	23	24	24	22	95	80
Alternative investment income and prepayment fees above (below) long-term expectations	—	(2)	(5)	(7)	—	(15)	28
Investment spread and other investment income	23	21	19	17	22	80	107
Fee based margin (1)	58	53	3	4	4	118	17
Net underwriting gain (loss) and other revenue	261	233	202	289	172	985	611
Net revenue (2)	342	306	225	310	198	1,183	736
Administrative expenses	(128)	(124)	(71)	(66)	(67)	(389)	(264)
Premium taxes, fees and assessments	(37)	(35)	(27)	(39)	(32)	(138)	(116)
Net commissions	(46)	(44)	(43)	(41)	(42)	(174)	(159)
DAC/VOBA and other intangibles amortization	(8)	(8)	(7)	(9)	(7)	(32)	(25)
Adjusted operating earnings before income taxes	124	94	78	154	50	450	171
Adjusted Operating Margin TTM	38.0%	36.2%	33.7%	30.3%	23.4%
Adjusted Operating Margin Excluding Notables TTM	35.8%	33.5%	33.0%	31.2%	29.6%
Group life:
Premiums	157	157	151	150	148	615	569
Benefits	(135)	(134)	(124)	(50)	(133)	(443)	(567)
Other (3)	(2)	(3)	(1)	(2)	(1)	(8)	(5)
Total Group life	20	21	26	98	14	165	(3)
Group Life Loss Ratio (Interest adjusted) (4)	86.1%	84.9%	82.3%	71.4%	89.5%	81.3%	99.7%
Group stop loss:
Premiums	359	358	314	311	302	1,342	1,184
Benefits	(225)	(251)	(226)	(238)	(238)	(940)	(920)
Other (3)	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Total Group stop loss	133	106	87	72	63	398	260
Stop loss Loss Ratio	62.6%	70.1%	72.0%	76.4%	78.9%	70.0%	77.7%
Voluntary Benefits, Disability, and Other	108	106	93	123	99	430	354
Net underwriting gain (loss) and other revenue
Premiums	689	688	626	619	609	2,622	2,336
Benefits	(423)	(450)	(420)	(326)	(430)	(1,619)	(1,710)
Other (3)	(5)	(4)	(4)	(3)	(8)	(16)	(19)
Total Net underwriting gain (loss) and other revenue	261	233	202	289	172	985	611
Total Aggregate Loss Ratio TTM (4)	63.9%	66.3%	68.9%	70.7%	73.1%	63.9%	73.1%

(1) Includes fees for subscriptions and services associated with cloud-based benefits software and Health Account Solutions products.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(4) Loss ratio excludes $57M of favorable reserve release in third quarter of 2022 related to our annual assumption update.

Voya Financial	Page 20 of 45
Health Solutions Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022

Sales by Product Line:
Group life and Disability	14	104	23	4	14	145	130
Stop loss	25	343	20	42	24	430	385
Voluntary and Other (1)	43	90	13	12	20	158	141
Total sales by product line	82	538	56	58	58	734	656

Total gross premiums and deposits	765	761	687	707	671	2,920	2,552

Annualized In-force Premiums and Fees by Product Line:
Group life and Disability	925	912	833	817	811	925	811
Stop loss	1,461	1,457	1,258	1,259	1,231	1,461	1,231
Voluntary and Other (1)	941	930	689	684	681	941	681
Total annualized in-force premiums and fees by product line	3,327	3,300	2,780	2,760	2,722	3,327	2,722

Assets Under Management by Fund Group:
General account	1,870	1,829	1,866	1,938	1,981	1,870	1,981
Separate account	15	15	14	14	15	15	15
Total AUM	1,886	1,844	1,880	1,952	1,996	1,886	1,996

(1) Includes benefit administration annual recurring revenue and Health Account Solutions products.

Investment Management

Voya Financial	Page 22 of 45
Investment Management Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended or As of
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022

Sources of operating earnings before income taxes:
Investment capital and other investment income, excluding alts/prepays above/below expectations	9	8	8	8	8	33	32
Alternative investment income and prepayment fees above (below) long-term expectations	—	2	(9)	(20)	(3)	(27)	33
Investment spread and other investment income	9	10	(1)	(12)	6	6	66
Fee based margin (1)	217	218	216	204	165	855	685
Net revenue (2)	226	229	215	192	171	862	750
Administrative expenses (3)	(163)	(186)	(158)	(142)	(131)	(649)	(550)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	63	42	57	51	40	213	201
Adjusted Operating Margin TTM	24.7%	23.4%	24.7%	25.5%	26.8%
Adjusted Operating Margin Excluding Notables TTM	26.4%	25.4%	26.8%	26.0%	24.1%
Fee based margin (1)
Investment advisory and administrative revenue	218	216	209	202	160	845	670
Other fee based margin	(1)	2	6	2	6	9	16
Fee based margin	217	218	216	204	165	855	685

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	63	42	57	51	40	213	201
Less: Earnings (loss) attributable to Allianz noncontrolling interest	14	9	14	13	—	50	—
Adjusted operating earnings before income taxes	50	33	42	38	40	163	201

(1) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes expenses attributable to investment capital results above (below) long-term expectations.

Voya Financial	Page 23 of 45
Investment Management Analysis of AUM and AUA

	Three Months Ended					Twelve Months Ended or As of
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022
Client Assets:
External Clients
Institutional	156,435	164,443	161,502	160,720	136,596	156,435	136,596
Retail	131,391	126,212	121,833	118,016	61,070	131,391	61,070
Subtotal External Clients	287,826	290,654	283,335	278,735	197,666	287,826	197,666
General Account	36,154	36,934	38,028	38,614	38,686	36,154	38,686
Total Client Assets (AUM)	323,980	327,589	321,363	317,349	236,352	323,980	236,352
Assets under Advisement and Administration (AUA)	57,326	56,310	55,601	51,862	53,359	57,326	53,359
Total AUM and AUA	381,306	383,899	376,963	369,210	289,710	381,306	289,710

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	91	92	90	89	86	362	348
Retail	103	99	95	88	49	385	219
Subtotal External Clients	194	191	185	177	134	747	566
General Account	19	20	20	20	20	79	80
Total Investment Advisory and Administrative Revenues (AUM)	213	211	205	197	154	826	646
Administration Only Fees	5	5	5	5	5	20	22
Total Investment Advisory and Administrative Revenues	218	216	209	202	160	845	670

Revenue Yield (bps) (1)
External Clients
Institutional	22.7	22.6	22.1	21.4	24.5	22.5	24.4
Retail	32.1	31.6	31.1	28.0	29.4	31.8	30.0
Revenue Yield on External Clients (2)	26.8	26.5	26.0	24.3	26.1	26.5	26.3
General Account	20.8	20.8	20.8	21.1	21.1	20.9	21.1
Revenue Yield on Client Assets (AUM)	26.2	25.8	25.3	23.9	25.3	25.8	25.8
Revenue Yield on Advisement and Administrative Only Assets (AUA)	3.5	3.7	3.7	3.4	3.8	3.5	3.8
Total Revenue Yield on AUM and AUA (bps)	22.8	22.6	22.3	21.0	21.3	22.5	21.4

Revenue Yield on Client Assets (AUM) - trailing twelve months	25.8	23.1	21.3	25.2	25.8	25.8	25.8

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.
(2) External client yields for 9/30/2022 do not reflect a full quarter of revenues resulting from the Allianz transaction.

Voya Financial	Page 24 of 45
Investment Management Account Rollforward by Source

	Three Months Ended					Twelve Months Ended or As of
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022
Institutional AUM:
Beginning of period AUM	164,443	161,503	160,720	136,595	143,580	136,595	138,005
Inflows	4,911	5,739	8,249	4,759	5,500	23,658	30,230
Outflows	(8,694)	(6,683)	(7,904)	(5,648)	(3,502)	(28,929)	(17,248)
Net flows- Institutional	(3,783)	(945)	345	(889)	1,998	(5,272)	12,982
Change in Market Value	2,829	5,171	2,341	(5,815)	(8,803)	4,526	(14,677)
Other (Including Acquisitions / Divestitures)	(7,054)	(1,286)	(1,903)	30,828	(180)	20,585	285
End of period AUM - Institutional	156,435	164,443	161,503	160,720	136,595	156,435	136,595
Organic Growth (Net Flows/Beginning of period AUM)	-2.3%	-0.6%	0.2%	-0.7%	1.4%	-3.9%	9.4%
Market Growth %	1.7%	3.2%	1.5%	-4.3%	-6.1%	3.3%	-10.6%
Retail AUM:
Beginning of period AUM	126,212	121,833	118,016	61,070	71,579	61,070	77,008
Inflows	7,894	8,361	7,203	6,683	2,290	30,141	9,183
Outflows	(7,773)	(8,019)	(7,400)	(6,754)	(3,728)	(29,946)	(12,375)
Net flows- Retail	122	342	(198)	(71)	(1,439)	195	(3,193)
Net Money Market Flows	64	(36)	51	45	120	124	70
Change in Market Value	7,013	4,242	3,232	(6,332)	(8,352)	8,155	(9,475)
Net Flows from Divested Businesses	(516)	(515)	(497)	(467)	(525)	(1,995)	(2,662)
Other (Including Acquisitions / Divestitures)	(1,503)	346	1,229	63,771	(313)	63,843	(677)
End of period AUM - Retail	131,391	126,212	121,833	118,016	61,070	131,391	61,070
Retail Organic Growth excluding Net Flows from Divested Businesses and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	0.1%	0.3%	-0.2%	-0.1%	-2.0%	0.3%	-4.1%
Market Growth %	5.6%	3.5%	2.7%	-10.4%	-11.7%	13.4%	-12.3%
Net Flows:
Institutional Net Flows	(3,783)	(945)	345	(889)	1,998	(5,272)	12,982
Retail Net Flows	122	342	(198)	(71)	(1,439)	195	(3,193)
Net Flows from Divested Businesses	(516)	(515)	(497)	(467)	(525)	(1,995)	(2,662)
Total Net Flows	(4,178)	(1,118)	(350)	(1,427)	34	(7,073)	7,126
Net Flows excluding Net Flows from Divested Businesses and Sub-advisor Replacements	(3,662)	(602)	147	(960)	559	(5,077)	9,788
Total External Clients Organic Growth (Net Flows excluding Divested Businesses and Sub-advisor Replacement / Beginning period AUM)(1)	-1.3%	-0.2%	0.1%	-0.5%	0.3%	-2.6%	4.6%

(1) Includes net flows related to Allianz transaction as of July 25, 2022.

Voya Financial	Page 25 of 45
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Institutional
Equity	23,803	24,470	22,943	22,835	12,086
Fixed Income - Public	54,186	59,786	57,532	59,752	62,378
Fixed Income - Privates	65,795	67,126	67,809	63,361	47,177
Alternatives	12,651	13,060	13,218	14,771	14,955
Money Market	—	—	—	—	—
Total	156,435	164,443	161,502	160,720	136,596

Retail
Equity	67,759	63,429	60,244	57,343	36,100
Fixed Income - Public	60,278	59,638	58,480	57,714	22,124
Fixed Income - Privates	437	455	483	499	547
Alternatives	1,042	902	822	724	611
Money Market	1,875	1,788	1,803	1,736	1,688
Total	131,391	126,212	121,833	118,016	61,070

General Account
Equity	237	237	237	241	242
Fixed Income - Public	18,696	19,286	19,748	20,701	20,416
Fixed Income - Privates	14,886	14,826	14,942	14,877	14,764
Alternatives	2,003	2,226	2,378	2,450	2,732
Money Market	333	360	724	344	532
Total	36,154	36,934	38,028	38,614	38,686

Combined Asset Type
Equity	91,799	88,136	83,424	80,419	48,429
Fixed Income - Public	133,160	138,710	135,760	138,166	104,917
Fixed Income - Privates	81,118	82,406	83,234	78,737	62,488
Alternatives	15,696	16,189	16,418	17,945	18,298
Money Market	2,207	2,148	2,527	2,080	2,220
Total	323,980	327,589	321,363	317,349	236,352

Total Private and Alternative Assets	96,814	98,595	99,652	96,683	80,786
% of Private and Alternative Assets / Total AUM	29.9%	30.1%	31.0%	30.5%	34.2%

Total Wealth Assets (1)	169,070	166,679	162,355	158,900	101,885
% of Wealth Assets / Total AUM	52.2%	50.9%	50.5%	50.1%	43.1%

(1) Total Wealth Assets includes affiliated and non-affiliated Institutional defined contribution plan assets, Retail mutual funds, separately managed accounts, and general account assets considered to be wealth accumulation.

Corporate

Voya Financial	Page 27 of 45

Corporate Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022

Interest expense (excluding Preferred stock dividends) (1)	(33)	(33)	(33)	(35)	(36)	(134)	(156)
Preferred stock dividends	(4)	(14)	(4)	(14)	(4)	(36)	(36)
Stranded costs net of TSA revenue	—	—	—	(1)	(4)	(1)	(2)
Pension expense (2)	(11)	(11)	(11)	(10)	(10)	(43)	(38)
Other (3)	(6)	(11)	(12)	(6)	(6)	(35)	(46)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	(54)	(69)	(60)	(66)	(60)	(249)	(278)
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	(1)	(1)	—	—	(3)	—
Adjusted operating earnings before income taxes	(53)	(68)	(59)	(65)	(60)	(245)	(278)

(1) Includes other operating expenses related to financing agreements.
(2) Pension expense includes service costs for our qualified defined benefit pension plan and service and interest costs for our non-qualified defined benefit pension plan, but excludes the estimated return on plan assets net of interest costs for our qualified defined benefit pension plan as well as net actuarial gains (losses) related to all of our pension plans and other post retirement plans, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on plan assets or projected benefit obligations.

(3) Other primarily includes changes in incentive compensation accruals for above (below) target performance, corporate insurance costs, investment income on assets backing surplus in excess of amounts held at the segment level, and certain corporate expenses that are either short duration projects or other items not expected to recur at the same level.

Net Revenue, Adjusted Operating Margin,
Administrative Expenses, and Adjusted Operating Return on Capital

Voya Financial	Page 29 of 45
Net Revenue and Adjusted Operating Margin

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022

Net Revenue Excluding Notable Items
Wealth Solutions
Investment spread and other investment income	235	245	249	246	233	975	852
Fee based margin	256	247	241	244	257	988	1,094
Net underwriting gain (loss) and other revenue	4	4	5	3	4	16	5
Wealth Solutions Net Revenue	495	496	495	493	494	1,979	1,951
Health Solutions
Investment spread and other investment income	24	23	24	24	22	95	80
Fee based margin	58	53	3	4	4	118	17
Net underwriting gain (loss) and other revenue	261	233	202	232	172	928	704
Health Solutions Net Revenue	343	309	230	260	198	1,142	800
Investment Management
Investment capital and other investment income	9	8	8	8	8	33	32
Fee based margin	217	218	216	204	165	855	685
Investment Management Net Revenue	226	227	224	212	173	889	717
Total Net Revenue Excluding Notable Items (1)	1,064	1,032	949	965	865	4,010	3,468
Adjusted Operating Earnings Excluding Notable Items
Wealth Solutions	188	166	195	198	204	747	735
Health Solutions	125	97	83	105	51	410	237
Investment Management	62	41	64	67	42	234	174
Total Adjusted Operating Earnings Excluding Corporate and Notable Items (1)	375	303	342	370	297	1,391	1,146
Corporate	(54)	(69)	(60)	(65)	(60)	(249)	(247)
Total Adjusted operating earnings Excluding Notable Items, including Allianz noncontrolling interest	321	234	282	305	236	1,142	898
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items	13	8	13	13	—	47	—
Total Adjusted Operating Earnings Excluding Notable Items (1)	308	226	269	291	236	1,094	898
Adjusted Operating Margin Excluding Notable Items
Wealth Solutions	38.0%	33.4%	39.3%	40.2%	41.4%	37.7%	37.7%
Health Solutions	36.3%	31.3%	36.0%	40.2%	25.5%	35.8%	29.6%
Investment Management	27.4%	18.0%	28.6%	31.6%	24.3%	26.4%	24.1%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	35.2%	29.4%	36.0%	38.2%	34.2%	34.6%	33.0%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	30.2%	22.7%	29.7%	31.5%	27.3%	28.5%	25.9%
Adjusted Operating Margin Excluding Notable Items Trailing Twelve Months
Wealth Solutions	37.7%	38.6%	39.3%	37.9%	37.7%
Health Solutions	35.8%	33.5%	33.0%	31.2%	29.6%
Investment Management	26.4%	25.4%	26.8%	26.0%	24.1%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	34.6%	34.4%	35.0%	33.7%	33.0%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	28.5%	27.7%	28.1%	26.8%	25.9%

(1) Refer to the “Reconciliations” section for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.

Voya Financial	Page 30 of 45
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022

Wealth Solutions	(228)	(251)	(223)	(214)	(207)	(916)	(884)
Health Solutions	(128)	(124)	(71)	(66)	(67)	(389)	(264)
Investment Management	(163)	(186)	(158)	(142)	(131)	(649)	(550)
Stranded costs net of TSA revenue (1)	—	—	—	(1)	(4)	(1)	(2)
Total Administrative Expenses (1)(2)	(519)	(561)	(452)	(423)	(409)	(1,955)	(1,700)

(1) Includes Stranded Costs, net of associated TSA revenue, subsequent to the closing of the Individual Life Transaction.
(2) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals for above (below) target performance, pension expense, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 31 of 45
Adjusted Operating Return on Allocated Capital

	Twelve Months Ended
(in millions USD, unless otherwise indicated)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022

Wealth Solutions
Adjusted operating earnings before income taxes - before interest	579	602	697	798	990
Income tax expense	71	77	98	122	164
Adjusted Operating Earnings - before interest and after income taxes	508	525	599	676	826
Adjusted Operating effective tax rate (1)	13.3%	10.9%	12.7%	11.6%	14.9%
Adjusted Operating effective tax rate - Trailing Twelve Months	12.2%	12.8%	14.1%	15.3%	16.6%
Average Capital	3,619	3,679	3,710	3,730	3,742
Ending Capital (2)	3,470	3,520	3,670	3,677	3,749
Adjusted Return on Capital	14.0%	14.2%	16.1%	18.1%	22.1%

Health Solutions
Adjusted operating earnings before income taxes - before interest	450	376	304	256	171
Income tax expense	95	79	64	54	36
Adjusted Operating Earnings - before interest and after income taxes	355	297	240	202	135
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	877	698	591	555	528
Ending Capital (2)	1,289	1,263	662	650	576
Adjusted Return on Capital	40.5%	42.6%	40.6%	36.6%	25.7%

Investment Management
Adjusted operating earnings before income taxes - before interest	163	153	158	176	201
Income tax expense	34	32	33	37	42
Adjusted Operating Earnings - before interest and after income taxes	129	121	125	139	159
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	757	673	582	488	427
Ending Capital (2)	806	810	797	778	486
Adjusted Return on Capital	17.0%	17.9%	21.5%	28.3%	37.0%

(1) We assume a 21% tax rate on segment Adjusted operating earnings, less the estimated benefit of the dividends received deduction and foreign tax credits in our Wealth Solutions segment.
(2) Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences.

Investment Information

Voya Financial	Page 33 of 45
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	6/30/2023				3/31/2023				6/30/2023

Invested Assets
Book Values, Gross investment income and Earned rate (1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	11,474	29.0%	146	5.0%	11,880	30.0%	148	5.0%	11,474	29.0%	294	5.0%
Private credit	8,117	21.0%	88	4.4%	8,134	20.0%	90	4.5%	8,117	21.0%	178	4.4%
Securitized (2)(3)	10,277	26.0%	156	6.1%	10,667	27.0%	156	6.0%	10,277	26.0%	313	6.1%
Commercial mortgage loans	5,336	14.0%	61	4.7%	5,315	13.0%	60	4.6%	5,336	14.0%	121	4.6%
Municipals	911	2.0%	9	4.0%	921	2.0%	9	4.0%	911	2.0%	19	4.0%
Short-term / Treasury	448	1.0%	5	4.3%	447	1.0%	5	4.4%	448	1.0%	10	4.3%
Equity securities	280	1.0%	5	6.6%	284	1.0%	5	6.7%	280	1.0%	9	6.6%
Policy loans	358	1.0%	5	5.8%	359	1.0%	6	6.7%	358	1.0%	11	6.3%
Derivatives	(11)	—%	3	N/A	(11)	—%	3	N/A	(11)	—%	6	N/A
Book Values and Gross Investment Income before variable components	37,189	95.0%	478	5.2%	37,996	95.0%	483	5.1%	37,189	95.0%	961	5.2%

Book Values and Gross Investment Income on variable components
Limited partnership	1,809	5.0%	33	7.5%	1,794	5.0%	13	2.9%	1,809	5.0%	45	5.2%
Prepayment / Other fee income	N/A	N/A	2	—%	N/A	N/A	2	—%	N/A	N/A	4	—%
Book Values and Gross Investment Income (variable)	1,809	5.0%	35	—%	1,794	5.0%	15	—%	1,809	5.0%	49	—%
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	38,998	100.0%	512	5.3%	39,790	100.0%	498	5.1%	38,998	100.0%	1,010	5.2%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, and other miscellaneous items are excluded.
(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

Voya Financial	Page 34 of 45
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	3/31/2023		12/31/2022		09/30/2022		06/30/2022

Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	11,983	30.0%	12,282	30.0%	13,187	32.0%	13,145	32.0%
Private credit	7,944	20.0%	8,014	20.0%	7,958	19.0%	7,989	19.0%
Securitized	10,647	27.0%	10,688	26.0%	10,663	26.0%	10,469	25.0%
Municipals	921	2.0%	952	2.0%	966	2.0%	964	2.0%
Short-term / Treasury	485	1.0%	978	2.0%	802	2.0%	891	2.0%
Total Fixed maturities	31,979	81.0%	32,914	81.0%	33,577	81.0%	33,458	81.0%
Commercial mortgage loans	5,315	13.0%	5,412	13.0%	5,375	13.0%	5,381	13.0%
Limited partnership	1,794	5.0%	1,774	4.0%	1,777	4.0%	1,813	4.0%
Equity securities	462	1.0%	464	1.0%	475	1.0%	486	1.0%
Total	39,549	100.0%	40,565	100.0%	41,204	100.0%	41,138	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	16,413	51.0%	17,016	52.0%	17,312	52.0%	17,208	51.0%
NAIC 2	14,337	45.0%	14,662	45.0%	14,970	45.0%	14,850	44.0%
NAIC 3 and below	1,229	4.0%	1,237	4.0%	1,295	4.0%	1,400	4.0%
Total Fixed maturities	31,979	100.0%	32,914	100.0%	33,577	100.0%	33,458	100.0%

Commercial Mortgage Loans:
CML 1	3,993	75.0%	4,246	78.0%	4,220	79.0%	4,224	78.0%
CML 2	905	17.0%	1,067	20.0%	1,045	19.0%	1,030	19.0%
CML 3 and below	417	8.0%	100	2.0%	110	2.0%	127	2.0%
Total Commercial mortgage loans	5,315	100.0%	5,412	100.0%	5,375	100.0%	5,381	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 35 of 45
Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022
Wealth Solutions
Average alternative investments	1,615	1,659	1,614	1,650	1,634	1,637	1,584
Alternative investment income	30	11	(5)	(26)	33	41	122
Health Solutions
Average alternative investments	179	125	160	163	162	152	166
Alternative investment income	4	1	(1)	(3)	3	5	12
Investment Management
Average alternative investments	325	318	316	333	347	322	349
Alternative investment income	8	9	(2)	(13)	5	17	16

Voya Financial	Page 36 of 45
Alternative Income and Prepayments Above (Below) Long-Term Expectations

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022

Alternative Income Above (Below) Long-Term Expectations (1)
Wealth Solutions	(7)	(26)	(41)	(63)	(4)	(138)	266
Health Solutions	—	(2)	(5)	(7)	—	(14)	27
Investment Management	—	2	(9)	(20)	(3)	(27)	33
Total	(7)	(26)	(55)	(90)	(7)	(179)	326

Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(7)	(7)	(9)	(7)	(3)	(30)	8
Health Solutions	—	—	—	—	—	—	2
Investment Management	—	—	—	—	—	—	—
Total	(7)	(7)	(9)	(7)	(3)	(30)	10

Alternative Income and Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(14)	(33)	(50)	(70)	(7)	(167)	274
Health Solutions	—	(2)	(5)	(7)	—	(15)	28
Investment Management	—	2	(9)	(20)	(3)	(27)	33
Total	(14)	(34)	(64)	(97)	(10)	(209)	335

(1) The amount by which Investment income from alternative investments and prepayment fees exceeds or is less than our long-term expectation.

Reconciliations

Voya Financial	Page 38 of 45
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	6/30/2023			3/31/2023			12/31/2022			9/30/2022			6/30/2022
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)

Income (loss) available to Voya Financial, Inc.'s common shareholders		154	1.41		69	0.63		190	1.78		166	1.57		64	0.57
Plus: Net income (loss) attributable to noncontrolling interests		77	0.70		46	0.42		(57)	(0.54)		(138)	(1.30)		75	0.68
Less: Preferred stock dividends		(4)	(0.04)		(14)	(0.13)		(4)	(0.04)		(14)	(0.13)		(4)	(0.04)
Income (loss)	263	235	2.14	141	129	1.18	83	137	1.28	71	42	0.40	152	143	1.29
Less:
Net investment gains (losses)	(38)	(30)	(0.27)	(9)	(7)	(0.06)	(10)	(8)	(0.07)	(9)	(7)	(0.06)	(59)	(47)	(0.42)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(21)	(17)	(0.15)	(33)	(26)	(0.23)	(34)	(27)	(0.25)	(13)	(11)	(0.10)	(55)	(44)	(0.39)
Net income (loss) attributable to noncontrolling interests	77	77	0.70	46	46	0.42	(57)	(57)	(0.54)	(138)	(138)	(1.30)	75	75	0.68
Dividend payments made to preferred shareholders	4	4	0.04	14	14	0.13	4	4	0.04	14	14	0.13	4	4	0.04
Other adjustments	(52)	(41)	(0.38)	(70)	(56)	(0.51)	(26)	(3)	(0.03)	(37)	(26)	(0.24)	(40)	(34)	(0.31)
Adjusted operating earnings	294	243	2.21	192	158	1.44	206	227	2.13	254	210	1.97	228	188	1.70
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation	(14)	(11)	(0.10)	(34)	(27)	(0.25)	(63)	(50)	(0.47)	(94)	(74)	(0.70)	(8)	(7)	(0.06)
Other (3)	—	—	—	—	—	—	—	53	0.50	57	45	0.42	—	—	—
Adjusted operating earnings excluding notable items	308	253	2.31	226	185	1.69	269	224	2.10	291	239	2.24	236	195	1.76

(1) The adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss), adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law. For non-operating items, we apply a 21% tax rate.

(2) Per share calculations are based on un-rounded numbers.
(3) Includes favorable tax adjustments primarily related to foreign tax credits and changes in certain other reserves not expected to recur at the same level.

Voya Financial	Page 39 of 45
Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Six months ended
(in millions except per share in whole dollars)	6/30/2023			6/30/2022
	Before income taxes	After income taxes	Per share (1)	Before income taxes	After income taxes	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		223	2.03		118	1.03
Plus: Net income (loss) attributable to noncontrolling interests		123	1.12		118	1.04
Less: Preferred stock dividends		(18)	(0.16)		(18)	(0.16)
Income (loss)	404	364	3.31	274	254	2.23
Less:
Net investment gains (losses)	(47)	(37)	(0.34)	(171)	(135)	(1.19)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(54)	(43)	(0.39)	(91)	(72)	(0.63)
Net income (loss) attributable to noncontrolling interests	123	123	1.12	118	118	1.04
Dividend payments made to preferred shareholders	18	18	0.16	18	18	0.16
Other adjustments	(122)	(98)	(0.89)	(48)	(45)	(0.40)
Adjusted operating earnings	486	400	3.65	448	370	3.25
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation	(48)	(38)	(0.35)	51	40	0.35
Other (2)	—	—	—	(40)	(31)	(0.28)
Adjusted operating earnings excluding notable items	534	438	3.99	437	361	3.17

(1) Per share calculations are based on un-rounded numbers.
(2) Includes Group Life Covid-19 impacts.

Voya Financial	Page 40 of 45
Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022

Total revenues	1,871	1,835	1,555	1,345	1,524	3,706	3,030

Less:
Net investment gains (losses)	(46)	(14)	(17)	(18)	(60)	(60)	(180)
Revenues (losses) related to business exited or to be exited through reinsurance or divestment	2	30	16	(30)	(55)	32	(109)
Revenues (loss) attributable to noncontrolling interests	128	60	(44)	(130)	93	188	142
Other adjustments	67	60	54	30	8	127	36
Total adjusted operating revenues	1,721	1,697	1,547	1,495	1,537	3,419	3,140

Adjusted operating revenues by segment
Wealth Solutions	705	684	669	645	709	1,389	1,465
Health Solutions	775	774	649	645	641	1,549	1,288
Investment Management	226	229	215	192	171	455	349
Corporate	15	11	15	13	17	26	39
Total adjusted operating revenues	1,721	1,697	1,547	1,495	1,537	3,419	3,140

Voya Financial	Page 41 of 45
Wealth Solutions and Health Solutions Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022

Wealth Solutions
Adjusted operating revenues	page 8	705	684	669	645	709	2,703	3,115
Interest credited and other benefits to contract owners/policyholders		(224)	(222)	(224)	(222)	(222)	(892)	(889)
Net revenue	page 15	481	463	445	423	486	1,812	2,225
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(14)	(33)	(50)	(70)	(7)	(167)	274
Net revenue excluding notable items	page 29	495	496	495	493	494	1,979	1,951
Health Solutions
Adjusted operating revenues	page 8	775	774	649	645	641	2,843	2,493
Interest credited and other benefits to contract owners/policyholders		(433)	(467)	(424)	(335)	(443)	(1,659)	(1,758)
Net revenue	page 19	342	306	225	310	198	1,183	736
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		—	(2)	(5)	(7)	—	(15)	28
Group Life Covid-19 impacts		—	—	—	—	—	—	(102)
Other adjustments to net underwriting gain (loss) and other revenue (1)		—	—	—	57	—	57	10
Net revenue excluding notable items	page 29	343	309	230	260	198	1,142	800

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 42 of 45
Investment Management and Consolidated Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022

Investment Management
Adjusted operating revenues	page 8	226	229	215	192	171	862	750
Net revenue	page 22	226	229	215	192	171	862	750
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		—	2	(9)	(20)	(3)	(27)	33
Net revenue excluding notable items	page 29	226	227	224	212	173	889	717
Consolidated
Total Adjusted operating revenues	page 8	1,721	1,697	1,547	1,495	1,537	6,460	6,448
Interest credited and other benefits to contract owners/policyholders		(656)	(689)	(648)	(557)	(665)	(2,550)	(2,648)
Corporate Adjusted operating revenues (1)		(15)	(11)	(15)	(13)	(17)	(54)	(91)
Net revenue	pages 15/19/22	1,050	998	885	925	855	3,857	3,711
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(14)	(34)	(64)	(97)	(10)	(209)	335
Group Life Covid-19 impacts		—	—	—	—	—	—	(102)
Other adjustments		—	—	—	57	—	57	10
Net revenue excluding notable items	page 29	1,064	1,032	949	965	865	4,010	3,468

(1) Includes primarily TSA Revenue.

Voya Financial	Page 43 of 45
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022

Wealth Solutions
Adjusted operating earnings before income taxes	page 15	174	132	145	128	197	579	990
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		(14)	(33)	(50)	(70)	(7)	(167)	274
Other (1)		—	—	—	—	—	—	(18)
Adjusted operating earnings excluding notable items	page 29	188	166	195	198	204	747	735

Health Solutions
Adjusted operating earnings before income taxes	page 19	124	94	78	154	50	450	171
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		—	(2)	(5)	(7)	—	(15)	28
Group Life Covid-19 impacts		—	—	—	—	—	—	(102)
Other (1)		—	—	—	57	—	57	10
Adjusted operating earnings excluding notable items	page 29	125	97	83	105	51	410	237

Investment Management
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 22	63	42	57	51	40	213	201
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable and incentive compensation		1	2	(7)	(16)	(2)	(20)	26
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest	page 29	62	41	64	67	42	234	174
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		14	9	14	13	—	50	—
Adjusted operating earnings excluding notable items		49	31	50	54	42	184	174

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 44 of 45
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022

Corporate
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 27	(54)	(69)	(60)	(66)	(60)	(249)	(278)
Less:
Other (1)		—	—	—	—	—	—	(31)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest		(54)	(69)	(60)	(65)	(60)	(249)	(247)
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		—	(1)	(1)	—	—	(3)	—
Adjusted operating earnings excluding notable items		(53)	(68)	(59)	(65)	(60)	(245)	(247)

Consolidated
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 7	307	200	219	267	228	993	1,085
Less:
Total Notable Items Adjustments		(14)	(34)	(63)	(37)	(8)	(148)	187
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest		321	234	282	305	236	1,142	898
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		13	8	13	13	—	47	—
Adjusted operating earnings excluding notable items	page 29	308	226	269	291	236	1,094	898

(1) Includes incentive compensation driven by above target performance.

Voya Financial	Page 45 of 45
Reconciliation of Book Value Per Common Share, Excluding AOCI, Leverage Ratio and Adjusted Diluted Shares

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022	6/30/2023	6/30/2022

Book value per common share, including AOCI	29.19	34.03	28.16	23.70	30.52	29.19	30.52
Per share impact of AOCI	26.40	25.92	31.43	33.98	20.89	26.40	20.89
Book value per common share, excluding AOCI	55.59	59.95	59.59	57.69	51.41	55.59	51.41

Debt to capital ratio	37.7%	36.1%	40.0%	43.4%	39.9%	37.7%	39.9%
Capital impact of adding noncontrolling interest	-8.9%	-7.3%	-8.4%	-10.2%	-8.8%	-8.9%	-8.8%
Impact of adding other financial obligations and treatment of preferred stock (1)	10.4%	9.8%	9.9%	10.3%	10.1%	10.4%	10.1%
Capital impact of excluding AOCI	-10.0%	-9.1%	-12.0%	-13.7%	-8.4%	-10.0%	-8.4%
Financial leverage ratio excluding AOCI	29.2%	29.5%	29.5%	29.8%	32.8%	29.2%	32.8%

Reconciliation of shares used in Adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Basic	103.0	97.7	97.3	97.9	101.7	100.4	103.9
Dilutive effect of warrants	4.0	8.9	7.2	6.2	7.1	6.5	7.7
Other dilutive effects (2)	2.8	2.9	2.2	2.3	2.0	2.9	2.3
Weighted-average common shares outstanding - Diluted	109.8	109.6	106.7	106.4	110.8	109.7	113.9
Dilutive effect of the exercise or issuance of stock-based awards (3)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (3)	109.8	109.6	106.7	106.4	110.8	109.7	113.9

(1) Includes operating leases, capital leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.
(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(3) For periods in which there is Net loss available to common shareholders, adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the adjusted operating EPS calculation.